                       F5 LABS, INC. AMENDED AND RESTATED

                    DIRECTORS' NONQUALIFIED STOCK OPTION PLAN

                    (Revised effective as of October 1, 1998)

         This Amended and Restated Nonqualified Stock Option Plan (the "Plan") provides for the grant of options to acquire shares of Common Stock, no par value (the "Common Stock"), of F5 Labs, Inc., a Washington corporation (the "Company"). Stock options granted under this Plan (the "Options" or "Option") are intended to be nonstatutory stock options which do not qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         1. PURPOSE. The purpose of this Plan is to compensate certain directors of the Company (the "Optionees" or "Optionee").

         2. ADMINISTRATION. This Plan shall be administered by the Board of Directors of the Company (the "Board"), except that the Board may, in its discretion, establish a committee composed of members of the Board or other persons to administer this Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Committee shall have such of the powers and authority vested in the Board hereunder as the Board may delegate to it (including the power and authority to interpret any provision of this Plan or of any Option). The members of any such Committee shall serve at the discretion of the Board. The Board, or the Committee if one has been established by the Board, are referred to in this Plan as the "Plan Administrator." Following registration of any of the Company's securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no person shall serve as a member of the Plan Administrator if his or her service would disqualify this Plan from eligibility under Securities and Exchange Commission Rule 16b-3, as amended from time to time, or any successor rule or regulatory requirements; PROVIDED, that the Plan Administrator shall consist of at least the minimum number of persons required by Securities and Exchange Commission Rule 16b-3, as amended, or any successor rule or regulatory requirements.

         Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to: (a) construe and interpret this Plan; (b) define the terms used in this Plan; (c) prescribe, amend and rescind rules and regulations relating to this Plan; (d) correct any defect, supply any omission or reconcile any inconsistency in this Plan; (e) determine the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable; (f) determine all other terms and conditions of Options; and (g) make all other determinations necessary or advisable for the administration of this Plan. All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in this Plan and on their legal representatives, heirs and beneficiaries.

         3. ELIGIBILITY. Persons eligible to receive options under this Plan shall be all directors of the Company who are not otherwise employed by the Company or any Related Corporation, as defined below (the "Directors" or "Director"). Options may be granted in substitution for outstanding Options of another corporation in connection with the merger,



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consolidation, acquisition of property or stock or other reorganization between such other corporation and the Company or any subsidiary of the Company. Options also may be granted in exchange for outstanding Options.

         As used in this Plan, the term "Related Corporation," when referring to a subsidiary corporation, shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of one of the other corporations in such chain. When referring to a parent corporation, the term "Related Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

         4. STOCK. Subject to approval of the Plan by shareholders of the Company, each individual who, subsequent to the closing of the Company's Series A Preferred Stock financing and prior to the Company's Series D Preferred Stock financing, becomes a Director of the Company, and who is not otherwise an employee of the Company or any Related Corporation or is not elected as a Director in direct connection with his or her investment in the Company (or with an investment in the Company by an entity with whom he or she is affiliated or by which he or she is designated as a representative), shall automatically be issued options to acquire 42,000 shares of Common Stock of the Company. No options shall be granted under the Plan after the closing of the Company's Series D Preferred Stock financing. Options to purchase up to the maximum number of shares of Common Stock which may be granted pursuant to the Company's Amended and Restated 1996 Stock Option Plan, as such plan may be amended from time to time hereafter (subject to adjustment as provided in the Company's Amended and Restated 1996 Stock Option Plan) in the aggregate may be issued pursuant to the Plan, LESS any shares issuable upon the exercise of Options granted under the Company's Amended and Restated 1996 Stock Option Plan. The number of options available for a grant hereunder is further subject to adjustment as set forth in
Section 5.12 hereof. In the event that any outstanding Option expires or is terminated for any reason, those shares of Common Stock allocable to the unexercised portion of such Option may be subject to one or more other Options issued pursuant to the Plan or the Company's Amended and Restated 1996 Stock Option Plan.

         5. TERMS AND CONDITIONS OF OPTIONS. Each Option shall be evidenced by a written agreement (the "Agreement") in the form approved by the Company. Agreements may contain such additional provisions, not inconsistent herewith, as the Company in its discretion may deem advisable. All Options shall also comply with the following requirements:

         5.1 NUMBER OF SHARES. Each Agreement shall state the number of shares to which it pertains.

         5.2 DATE OF GRANT. Each Option shall state the date the Company and the Director entered into the Agreement (the "Date of Grant"), which shall be a date that is no more


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than thirty (30) days following the approval of this Plan by the shareholders of the Company, or, in the case of new Directors, the date the individual becomes a Director, whichever is applicable.

         5.3 OPTION PRICE. The exercise price for all Options granted hereunder shall be the fair market value on Date of Grant, as determined by the Plan Administrator.

         5.4 VESTING SCHEDULE. All Options shall vest according to the following schedule:



                                                            Percentage of
              Number of Years                               Total Option to
         Following Date of Grant                            Be Exercisable
         -----------------------                            -----------------

                  1                                                33 1/3%
                  2                                                66 2/3%
                  3                                                100%

         5.5 ACCELERATION OF VESTING. Options granted pursuant to the Plan shall become immediately vested and fully exercisable upon the Director's termination as a director of the Company by reason of the death or Disability (as defined in Section 5.6 below) of the Director. The vesting of Options shall also be accelerated under the circumstances described in Sections 5.12 and 5.13 below.

         5.6 TERMINATION OF OPTION. A vested Option shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

             (i) ten (10) years from the Date of Grant;

             (ii) the expiration of ninety (90) days from the date of Optionee's termination as a Director of the Company for any reason other than death or Disability (as defined below); or

             (iii) the expiration of one (1) year from the date of death of Optionee or the cessation of Optionee's service as a Director by reason of Disability (as defined below).

         "Disability" shall mean that a person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months. If Optionee's service as a Director is terminated by death, any Option held by Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by Optionee's will or by the laws of descent and distribution of the state or country of Optionee's domicile at the time of death. Each unvested Option granted pursuant hereto shall terminate upon Optionee's termination as a Director for any reason whatsoever, including death or Disability.


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


         5.7 EXERCISE OF OPTIONS. Options shall be exercisable, either all or in part, at any time after vesting. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may he purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option of less than one (1) share (as adjusted pursuant to Section 5.12 below) may be exercised; PROVIDED, that if the vested portion of any Option is less than fifty (50) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one share, it is unexercisable. Options or portions thereof may be exercised by giving to the Company an executed notice of election to exercise, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate option price for the Common Stock so purchased and in the form specified in Section 5.8 below. The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to any Director, or to his personal representative, until the aggregate option price has been paid for all shares for which the Option shall have been exercised and adequate provision has been made by the Optionee for the satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by Optionee.

         5.8 PAYMENT UPON EXERCISE OF OPTION. Upon exercise of any option, the aggregate option price shall be paid to the Company in cash or by certified or cashier's check. Alternatively, a Director may pay for all or any portion of the aggregate option exercise price (i) by delivering to the Company shares of Common Stock previously held by such Director, (ii) having shares withheld from the amount of shares of Common Stock to be received by the Director or (iii) delivering an irrevocable subscription agreement obligating the Director to take and pay for the shares of common Stock to be purchased within one (1) year of the date of exercise. The shares of Common Stock received or withheld by the Company as payment for shares of Common Stock purchased upon the exercise of Options shall have a fair market value at the date of exercise (as determined in accordance with Section 5.3 above) equal to the aggregate option exercise price (or portion thereof) to be paid by the Director upon exercise.

         5.9 RIGHTS AS A SHAREHOLDER. An Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until such Optionee becomes a record holder of such shares, irrespective of whether such Optionee has given notice of exercise. Subject to the provisions of Sections 5.12 and
5.13 below, no rights shall accrue to an Optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Optionee becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether such Optionee has given notice of exercise.

         5.10 TRANSFER OF OPTION. Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, as defined by the Code, or the Employee Retirement Income Security Act, or the rules and regulations thereunder, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof,


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


or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

         5.11 SECURITIES REGULATION AND TAX WITHHOLDING

              5.11.1 Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations thereunder and the requirements of any stock exchange upon which such shares may then be listed, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

         As a condition to the exercise of an Option, the Company may require the Optionee to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Company, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Company also may require such other documentation as may from time to time be necessary to comply with federal and state securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE SHARES OF STOCK ISSUABLE UPON THE EXERCISE OF OPTIONS.

              5.11.2 As a condition to the exercise of any Option granted under this Plan, the Optionee shall make such arrangements as the Company may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise.

              5.11.3 The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Board, until the Company is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Code have been met.

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


         5.12 STOCK DIVIDEND, REORGANIZATION OR LIQUIDATION

              5.12.1 If (i) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any "corporate transaction" described in the regulations thereunder; (ii) the Company shall declare a dividend payable in, or shall subdivide or combine, its Common Stock or (iii) any other event with substantially the same effect shall occur, the number of shares of Common Stock and/or the exercise price per share of each outstanding Option shall be proportionately adjusted so as to preserve the rights of the Optionee substantially proportionate to the rights of the Optionee prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Company or the Company's shareholders. For example, in the event the Company declares a 2-for-1 stock dividend (i) the number of shares of Common Stock authorized for issuance under this Plan pursuant to section 4 above shall automatically be increased by 600,000 shares of Common Stock to an aggregate of 900,000 shares of Common Stock and (ii) the number of shares issuable upon exercise of each Option then outstanding shall automatically be tripled and the exercise price per share shall automatically be reduced by two-thirds.

              5.12.2 If the Company is liquidated or dissolved, the holders of any outstanding Options may exercise all or any part of the unvested portion of the Options held by them; PROVIDED, that such Options must be exercised prior to the effective date of such liquidation or dissolution. If the Option holders do not exercise their Options prior to such effective date, each outstanding Option shall terminate as of the effective date of the liquidation or dissolution.

              5.12.3 The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

         5.13 CHANGE IN CONTROL; DECLARATION OF EXTRAORDINARY DIVIDEND

              5.13.1 CHANGE IN CONTROL. If at any time there is a Change in Control (as defined below) of the Company, all Options shall accelerate and become fully vested and immediately exercisable for the duration of the Option term. For purposes of this Subsection 5.13.1, "Change in Control" shall mean either one of the following: (i) When any "person," as such term is used in sections 13(d) and 14(d) of the Exchange Act (other than a shareholder of the Company on the date of this Plan, the Company, a Subsidiary or an employee benefit plan of the Company, including any trustee of such plan acting as trustee) becomes, after the date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or (ii) the occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

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


              5.13.2 DECLARATION OF EXTRAORDINARY DIVIDEND. If at any time the Company declares an Extraordinary Dividend (as defined below), all Options shall accelerate and thereupon become fully vested and immediately exercisable for the duration of the Option term. For purposes of this Subsection 4.13.2, "Extraordinary Dividend" shall mean a cash dividend payable to holders of record of the Common Stock in an amount in excess of ten percent (10%) of the then fair market value of the Company's Common Stock. The fair market value of the Company's Common Stock shall be determined in good faith by the Board.

         6. EFFECTIVE DATE; TERM. Subject to approval of this Plan by shareholders of the Company, this Plan shall be effective as of the date which is the first Date of Grant specified in Section 5.2 above, and Options may be issued then and from time to time thereafter until this Plan is terminated by the Company. Termination of this Plan shall not terminate any Option granted prior to such termination.

         7. NO OBLIGATIONS TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

         8. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock, pursuant to the exercise of Options granted hereunder, will be used for general corporate purposes.

         9. INDEMNIFICATION OF BOARD. In addition to all other rights or indemnification they may have as directors of the Company or as members of the Board, members of the Board shall be indemnified by the Company for all reasonable expenses and liabilities of any type and nature, including reasonable attorneys fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Board members are liable for willful misconduct; PROVIDED, that within fifteen (15) days after the institution of any such action, suit or proceeding, member(s) of the Board shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

         10. AMENDMENT OF PLAN. The Plan Administrator may, at any time, modify, amend or terminate this Plan and Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; PROVIDED, that no amendment with respect to an outstanding Option shall be made over the objection of the Optionee thereof and PROVIDED FURTHER, that after registration of any of the Company's securities under Section 12 of the Securities Exchange Act of 1934, as amended: (i) the approval of the holders of a majority of the Company's outstanding shares of voting capital stock represented at a meeting at which a quorum is present is required within twelve (12) months before or after the adoption by the Board of any amendment that will permit the granting of Options to a class of persons other than those currently eligible to receive Options under this Plan or that would cause this Plan to no longer comply with Securities and Exchange


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


Commission Rule 16b-3, as amended, or any successor rule or other regulatory requirements and (ii) this Plan shall not be amended more than once every six
(6) months, other than to comport with changes in the Code, the Employee Retirement Security Act, or the rules thereunder.




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